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                                                                    EXHIBIT 4.3


                                                              CUSIP 37373P 10 5

                      [LOGO]GERDAU AMERISTEEL CORPORATION
            INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

This certifies that
[French translation]


is the registered holder of
[French translation]


FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT
NOMINAL OR PAR VALUE IN THE CAPITAL STOCK OF


GERDAU AMERISTEEL CORPORATION
transferable only on the books of the Corporation by the registered holder hereof in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid until counter-signed and registered by the Transfer Agent and Registrar of the Corporation.

         In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

         Date [French translation]

COUNTERSIGNED AND REGISTERED - [French translation]
CIBC MELLON TRUST COMPANY
[French translation]

                                                   TRANSFER AGENT AND REGISTRAR
                                                   [French translation]

By:

[French translation]:
                     ----------------------------------------------------------
                                      Authorized Officer - [French translation]


THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL OFFICE OF CIBC MELLON TRUST COMPANY IN VANCOUVER, CALGARY, WINNIPEG, TORONTO, MONTREAL AND HALIFAX.


PRESIDENT - CHIEF EXECUTIVE OFFICER
/s/ PHILLIP E. CASEY

[French translation]

CHIEF FINANCIAL OFFICER - SECRETARY
/s/ TOM J. LANDA

[French translation]


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
[FRENCH TRANSLATION]


The class of shares represented by this certificate has rights, privileges, restrictions and conditions attaching thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of:
[French translation]

(a) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors; and
[French translation]

(b) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.
[French translation]



For value received the undersigned hereby sells, assigns and transfers unto [French translation]


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           (Please print or typewrite name and address of assignee)
                             [French translation]


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shares of the capital stock represented by the within certificate and does hereby irrevocably constitute and appoint
[French translation]


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attorney to transfer the said stock on the books of the Corporation, with full power of substitution in the premises.
[French translation]


Date
    ----------------------------------

Signature
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